Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
7-31-14 Annual Report

a.
Copies of any material amendments to the registrant's charter or by-laws;

i. Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the "Amended Declaration"), of Registrant,
Nationwide Mutual Funds (the "Trust"), a Delaware Statutory Trust, previously filed as Exhibit EX-28.a with the Trust's registration statement on November
17, 2009, is hereby incorporated by reference.

(a) Amending Resolutions dated December 11, 2013, to the Amended Declaration, pertaining to the Nationwide Bailard Emerging Markets Equity Fund and the
Nationwide Diverse Managers Fund, previously filed as Exhibit EX-28.a.8 with the Trust registration statement on April 3, 2014, is hereby incorporated by reference.

(b) Amending Resolutions dated March 12, 2014, to the Amended Declaration, pertaining to the Nationwide Herndon Mid Cap Value Fund is filed herewith as
Exhibit EX-28.a.9.

b.
N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts;

i.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard,
Inc., effective June 4, 2013, for the Nationwide Bailard Cognitive Value Fund,
Nationwide Bailard Technology & Science Fund and Nationwide Bailard International
Equities Fund, previously filed as Exhibit EX-28.d.3.k with the Trust's registration statement on October 17, 2013, is hereby incorporated by reference

(a) Exhibit A to the Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., effective March 31, 2014, for the Nationwide Bailard Emerging
Markets Equity Fund, previously filed as Exhibit EX-28.d.3.j.1 with the Trust's registration statement on April 3, 2014, is hereby incorporated by reference.

ii.
Investment Advisory Agreement dated May 1, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed as
Exhibit EX-99.d.2 with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

(a)
Exhibit A to the Investment Advisory Agreement amended June 18, 2014, pertaining to certain series of the Trust managed by Nationwide Fund Advisors, previously filed as Exhibit EX-28.d.1.b with the Trust's registration on June 18, 2014 is hereby incorporated by reference.

iii.
Investment Advisory Agreement dated August 28, 2007 pertaining to the Target
Destination Funds currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-23.d.2 with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

(a) Form of Exhibit A to the Investment Advisory Agreement, amended             ,
2014 pertaining to the Nationwide Destination 2060 Fund, currently managed by
Nationwide Fund Advisors, is filed herewith as Exhibit EX-28.d.2.b.

iv.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide
Asset Management, LLC, effective January 1, 2008, for the Nationwide Bond Fund,
Nationwide Government Bond Fund, and Nationwide Inflation Protected Securities
Fund previously filed as Exhibit EX-23.d.3.h with the Trust's registration statement on December 19, 2008, is hereby incorporated by reference.

(a) Exhibit A to the Subadvisory Agreement, amended May 1, 2013, among the Trust,
Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective January 1,
2008, previously filed as Exhibit EX-28.d.3.c.1 with the Trust's registration statement on April 3, 2014, is hereby incorporated by reference.

v.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ziegler Capital
Management, LLC, effective December 1, 2013, for the Nationwide Ziegler Equity Income
Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin
Tax Exempt Fund, previously filed as Exhibit EX-28.d.3.m with the Trust's registration statement on February 20, 2014, is hereby incorporated by reference.

vi.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Garcia Hamilton
& Associates, LP, effective March 31, 2014, for the Nationwide Diverse Managers Fund,
previously filed as Exhibit EX-28.d.3.m with the Trust's registration statement on
April 3, 2014, is hereby incorporated by reference.

vii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Herndon Capital
Management, LLC., effective March 31, 2014, for the Nationwide Diverse Managers Fund
and Nationwide Mid Cap Value Fund, previously filed as Exhibit EX-28.d.3.n with the
Trust's registration statement on April 3, 2014, is hereby incorporated by reference.

viii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Strategic Global
Advisors, LLC, effective March 31, 2014, for the Nationwide Diverse Managers Fund,
previously filed as Exhibit EX-28.d.3.o with the Trust's registration statement on April 3,
2014, is hereby incorporated by reference.

ix.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ariel Investments,
LLC., effective March 31, 2014, for the Nationwide Diverse Managers Fund, previously filed as Exhibit EX-28.d.3.p with the Trust's registration statement on April 3, 2014, is hereby incorporated by reference.

x.
Subadvisory agreement among the Trust, Nationwide Fund Advisors and Boston Advisors, LLC,
effective March 13, 2014, for the Nationwide Growth Fund, previously filed as Exhibit
EX-28.d.3.r with the Trust's registration statement on March 25, 2014, is hereby incorporated by reference.

 f.
N/A

g.
N/A

2